UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/23/2015

Servotronics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-07109

Delaware	16-0837866
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1110 Maple Street
Elma, New York 14059
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Servotronics, Inc. (the "Company") is saddened to report that Dr. William H. Duerig, an independent member of the Company's Board of Directors, has passed away. Dr. Duerig served as a director of the Company since 1990 and provided unique insight and leadership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Servotronics, Inc.

Date: January 23, 2015	By:	/s/ Cari L. Jaroslawsky
Cari L. Jaroslawsky
Chief Financial Officer